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                                                                    EXHIBIT 10.2


                              INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT is dated as of the 1st day of February, 2002

B E T W E E N:

          FIRST REAL PROPERTIES LIMITED,
          ------------------------------

          ("Landlord')

                                                                    FIRST PARTY,

- and -

          METASOLV SOFTWARE INC.,
          -----------------------

          ("Indemnitor")
                                                                 XXXX
                                                                   SECOND PARTY.

     In order to induce the Landlord to agree to accept an assignment of lease dated as of the 24th day of August, 1994, as amended by agreements dated as of January 10, 1995, August 14, 1995, January 23, 1996, September 11, 1997 and May 27, 1998, (the said lease, amendments and assignments, collectively the "Lease"), and made between the Landlord and Architel Systems Corporation, as tenant, to MetaSolv Software Canada Inc. (the "Tenant") in respect of premises municipally known as 190 Attwell Drive, Toronto, Ontario, (the "Premises), for the term therein described (the "Term") and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Indemnitor hereby makes the following indemnity and agreement ("Indemnity") with and in favour of the Landlord:

1.   The Indemnitor hereby agrees with the Landlord that at all times during
(i) the Term, (ii) any extension or renewal thereof, and (iii) any other period when the Tenant is in possession of the Premises, the Indemnitor shall be bound to the Landlord for the performance of all the obligations of the Tenant under the Lease, and the Indemnitor's liability shall be that of a direct and primary obligor, and, in this regard, the Indemnitor shall:

     (a) make due and punctual payment of all Rent (as defined in the Lease), loan repayments, moneys, charges and other amounts of any kind whatsoever due and payable under or pursuant to the Lease by the Tenant, whether to the Landlord or to any other person or entity whatsoever and whether the Lease has been disaffirmed, disclaimed, terminated or surrendered;

     (b) effect prompt and complete performance of all the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and

     (c) promptly indemnify and save the Landlord harmless from and against any and all claims arising out of any failure by the Tenant to pay all Rent, loan repayments, moneys, charges or other amounts of any kind whatsoever due and payable under the Lease or resulting from any failure by the Tenant to observe or perform any of the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed.

2. The Indemnitor hereby expressly acknowledges and agrees that this Indemnity is absolute and unconditional and the obligations of the Indemnitor shall not be released, discharged, mitigated, impaired or affected (whether or not the Indemnitor has notice thereof or is a party thereto) by:

     (a) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant under the Lease;

     (b) any waiver by or failure of the Landlord to enforce any of the terms, covenants, agreements, stipulations, provisos, conditions and Rules and Regulations contained in or resulting from the Lease;

     (c) any assignment, sublease or parting with possession (the "Transfer") of the Lease or of all or any part of the Premises by the Tenant or by any subsequent transferee of the Tenant, or by any trustee, receiver, receiver-manager or liquidator;

     (d) any change of control (as defined in the Lease) of the Tenant or of any transferee of the Tenant;

     (e) any consent which the Landlord gives to any Transfer or change of control;

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     (f)  any relocation, expansion or reduction of the Premises and any changes to the Lease resulting therefrom;

     (g) any amendment or modification to the Lease whether made between the Landlord and the Tenant or between the Landlord and any transferee of the Tenant;

     (h) any waiver by the Tenant or any transferee of the Tenant of any of its rights under the Lease;

     (i) any alterations, leasehold improvements, reconstruction or reconfiguration in, to or for the Premises or any part thereof;

     (j)  the expiration of the Term or termination of the Lease;

     (k)  any overholding by the Tenant of the Premises or any part thereof;

     (l) any renewal or extension of the Lease pursuant to any option or right of the Tenant or otherwise, it being understood and agreed that this Indemnity shall extend throughout the Term, as renewed or extended;

     (m) any loss of, or any loss in respect of, any security received or intended to have been received by the Landlord from the Tenant or any other person or entity, whether or not occasioned or contributed to by or through the act, omission, default or neglect of the Landlord or those for whom the Landlord is in law responsible;

     (n) any act, omission, default or neglect of the Landlord or any other person or entity whereby the Tenant (or any one or more persons or entities comprising the Tenant), or the
               Indemnitor (or any one or more persons or entities comprising the Indemnitor) is released or has its (or their) obligations under the Lease or this Indemnity, as the case may be, discharged, mitigated, impaired or affected in any way whatsoever; or

     (o) any present or future statute or any existing or future common law under which the Tenant (or any one or more persons or entities comprising the Tenant), or the Indemnitor (or any one or more persons or entities comprising the Indemnitor) is released or has its (or their) obligations under the Lease or this Indemnity, as the case may be, discharged, mitigated, impaired or affected in any way whatsoever.

Nothing but payment and satisfaction in full of all Rent and the due performance and observance of all terms, covenants and conditions on the part of the Tenant to be paid and performed under the Lease shall release the Indemnitor from its obligations under the Lease or this Indemnity, as the case may be.

3. The Indemnitor hereby expressly waives notice of the acceptance of this Agreement and any notice of non-performance, non-payment or non-observance on the part of the Tenant of any of the terms, covenants and conditions contained in the Lease. Without limiting the generality of the foregoing, any notice which the Landlord desires to give to the Indemnitor shall be sufficiently given if addressed to the Indemnitor and delivered to the Premises, or, if mailed by prepaid registered or certified post addressed to the Indemnitor at the Premises, and every such notice is deemed to have been given on the day it was so delivered, or, if mailed, twenty-four (24) hours after it was mailed. The Indemnitor may designate by notice in writing a substitute address for that set forth above and thereafter notices shall be directed to such substitute address. If two or more persons or entities are named as the Indemnitor, any notice given hereunder or under the Lease shall be sufficiently given if delivered or mailed in the foregoing manner to any one of such persons or entities.

4. In the event of a default by the Tenant under the Lease, the Indemnitor expressly acknowledges and agrees that the Landlord may proceed directly against the Indemnitor, and in this regard the Indemnitor waives any right to require the Landlord first to:

     (a) proceed against the Tenant or any other indemnitor, guarantor or person or entity or pursue any rights or remedies against the Tenant or any other indemnitor, guarantor or person or entity with respect to the Lease;

     (b) proceed against or exhaust any security of the Tenant held by the Landlord; or

     (c) pursue any other remedy available to the Landlord under the Lease, in equity or at law.

The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5. Without limiting any other provision contained in this Indemnity, the liability of the Indemnitor under this Indemnity shall continue in full force and effect and shall not be, or be deemed to have been, waived,

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released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings, or the rejection, disaffirmance, disclaimer, termination or surrender (whether or not accepted by the Landlord) of the Lease pursuant to any statute or otherwise, and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if the Lease had not been rejected, disaffirmed, disclaimed, terminated or surrendered, and, in furtherance hereof, the Indemnitor agrees, on any such rejection, disaffirmance, disclaimer, termination or surrender (collectively, "Surrender"), that the Indemnitor shall, at the option of the Landlord, and upon written request from the Landlord, immediately execute a lease (the "New Lease") with the Landlord for the Premises between the Landlord as landlord and the Indemnitor as tenant.

Such New Lease shall be prepared by the Landlord at the Indemnitor's expense and shall contain the same terms and conditions contained in the Lease which would apply to and be enforced for that portion of the Term which by the original terms of the Lease would have remained unexpired at the date of such Surrender, except that:

     (i) the term of the New Lease shall commence on the date of such Surrender and expire on the date on which the Lease would have expired if it had run its full Term without default by the Tenant and without such Surrender;

    (ii) the Indemnitor (as tenant) shall accept the Premises in an "as is" condition as of the date on which the Landlord exercises its right to require the Indemnitor to enter into such New Lease; and

    (iii) the Landlord shall have no obligation under such new Lease to pay or provide to the Indemnitor (as tenant) any allowance, concession or inducement of any nature, or pay or provide to the Indemnitor (as tenant) any free Rent or discounted Rent of any nature, or provide any fixturing period, or do or perform any landlord's work in, to or for the Premises.

In addition to such New Lease, the Indemnitor shall immediately execute any other documents, prepared by the Landlord at the Indemnitor's expense, that the Landlord requires in connection therewith. The liability of the Indemnitor shall not be affected by any repossession of the Premises by the Landlord, provided, however that any net payments received by the Landlord after deducting all costs and expenses, including, without limitation, all professional, consultant and legal fees (on a solicitor and his/her own client basis) of repossessing and reletting the Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnitor hereunder, and the Indemnitor shall pay any balance owing to the Landlord from time to time immediately upon demand therefor.

6. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default hereunder or in the performance and observance of any of the terms, covenants and conditions contained in the Lease.

7. No modification of this Indemnity shall be effective unless such modification is in writing and is executed by both the Indemnitor and the Landlord.

8. If the Indemnitor is a corporation, it shall not, directly or indirectly, change, or permit to be changed, the effective voting control thereof from that existing as of the date of the acceptance of the Offer to Lease resulting in the Lease, or, if none, as of the Commencement Date (as defined in the Lease) and, if the Indemnitor is a partnership, joint venture or co-tenancy, it shall not change, or permit to be changed, the persons or entities comprising the partnership, joint venture or co-tenancy as of the earlier of such dates without in either case obtaining the Landlord's prior written consent in each and every instance, which consent may be unreasonably withheld.

9. If more than one individual, corporation, partnership or other business association (or any combination of them) executes this Indemnity as the Indemnitor, the liability of each such individual, corporation,, partnership or other business association hereunder is joint and several. In like manner, if the Indemnitor named in this Indemnity is a partnership or other business association, the members of which are by virtue of statutory or common law subject to personal liability, the liability of each such member is joint and several. If two or more persons or entities are named as an Indemnitor in this Indemnity, the release of one or more of such persons or entities does not release any remaining person or entity named as an Indemnitor in this Indemnity.

10. All debts, obligations and liabilities of the Tenant to the Indemnitor, present and future, are hereby assigned to the Landlord and postponed to all the liabilities of the Tenant to the Landlord. All money, property and other benefits received by the Indemnitor from the Tenant shall be received in trust for the Landlord and, forthwith upon receipt thereof, the Indemnitor shall pay it or them to the Landlord on account of any outstanding obligations of the Tenant to the Landlord.

11. The Indemnitor shall be bound by any account settled between the Landlord and the Tenant.

12. This Indemnity constitutes the complete agreement between the Indemnitor and the Landlord, and

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none of the parties hereto shall be bound by any representations or agreements made by any person or entity which would in any way reduce or impair the obligations of the Indemnitor other than any which are expressly set out herein, or in any modification of this Indemnity in writing and executed by both the Indemnitor and the Landlord.

13. All the terms, covenants and conditions of this Indemnity extend to and are binding on the Indemnitor, his, her or its heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, its successors and assigns, as the case may be, and by any mortgagee or other encumbrancer of all or any part of the Premises. The obligations of the Indemnitor shall not be affected by the death or incapacity of the Indemnitor.

14. The Indemnitor shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as if the Indemnitor were the Tenant named in the Lease. The Indemnitor acknowledges that it has received a true copy of the Lease and is familiar with the terms, covenants and conditions contained therein.

15. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns of the Landlord or of the Tenant, as the case may be, named in the Lease, including specifically the assignee of the Lease, MetaSolv Software Canada Inc. Any assignment by the Landlord of any of its interest in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

16. This Indemnity shall be construed in accordance with the laws of the Province of Ontario.

17. The Indemnitor acknowledges the suggestion of the Landlord that, before executing this Indemnity, the Indemnitor should obtain independent legal advice.

     IN WITNESS WHEREOF, the Landlord and the Indemnitor have signed and sealed this Indemnity.

                                       FIRST REAL PROPERTIES LIMITED

                                       By /s/ James G. Milligan
                                         --------------------------------------
                                         James G. Milligan - Secretary
                                       I have authority to bind the Corporation.

                                       METASOLV SOFTWARE INC.

                                       By /s/ [ILLEGIBLE]^^
                                         --------------------------------------
                                         Name:
                                         Title: